WRAP

INVESTOR UPDATE

NOVEMBER 2022

WRAP | SAFE HARBOR STATEMENT



This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

WRAP

THE MISSION IS SIMPLE



SAVE LIVES

RISING CONFLICT LEADS TO THE NEED FOR DE-ESCALATION


BOLA
WRAP
150

Rising conflict is leading to an increased need for immediate de-escalation

Mental Health Crisis — In 2019, nearly a billion people – including 14% of the world's adolescents – were living with a mental disorder.[1]

1 in 10
Police encounters involve mentally ill[4]

Social Conflict — Since 2017 there have been over 230 significant antigovernment protest worldwide in more than 100 countries.[2]

Litigation & Settlements — More than $3.2 billion has been spent to settle claims of police misconduct involving 40,000 payments at 25 of the nation's largest police and sheriff's departments in the last decade.[3]

1 https://www.who.int/news/item/17-06-2022-who-highlights-urgent-need-to-transform-mental-health-and-mental-health-care
2 https://carnegieendowment.org/publications/interactive/protest-tracker
3 https://www.washingtonpost.com/investigations/interactive/2022/police-misconduct-repeated-settlements/
4 The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs

WRAP WE ARE ONLY TARGETING THE DE-ESCALATION MARKET



The 98% pre pain compliance market Wrap is targeting
2% Pain Compliance
PREVENTING INJURY - WE COVER FROM VOICE TO USE OF FORCE
BOLAWRAP
Use when you can no longer communicate, and you are not ready for pain compliance.
WRAP REALITY VR TRAINING
VR training platform to handle real-world calls. Train virtually with essential gear, such as a service weapon, TASER, pepper spray, BolaWrap and much more. Run through scenarios centered around marksmanship, de-escalation and judgment.
PAIN COMPLIANCE
HANDCUFFS
VERBAL COMMANDS BREAKDOWN
VERBAL COMMANDS
POLICE OFFICER PRESENCE
WRAP
- Safe Restraint
- Reduce Physical Altercations
- Eliminate Escalation
PEPPER SPRAY / OC SPRAY
IMPACT WEAPONS
LAUNCHERS
CEWS / TASER
FIREARMS

WRAP

DE-ESCALATION LEADS TO SAFER POLICING OUTCOMES

At WRAP, we save lives and reduce the risk of injury by equipping the public safety industry with innovative tools and training that enable police and private security to take individuals into custody without having to use force.

BOLA WRAP 150®



DEVICE
Customizable colors and accessories for personalized departments



CASSETTE
Serialized, one-time use



ACCESSORIES
Holsters, belt clips, etc.

WRAP REALITY™



Cutting-edge virtual reality training technology for law enforcement and security personnel

BOLA WRAP 150:

BOLAWRAP® SAVES LIVES


BOLA
WRAP
150

BOLAWRAP 150 REMOTE RESTRAINT DEVICE

DEVICE
Customizable colors and accessories for personalized departments





CASSETTE
Serialized, one-time use

ACCESSORIES
Holsters, belt clips, etc.



BolaWrap® 150

- Compliance Without Pain
- De-escalate Encounters
- Helps Keep Officers & Subjects Safe
- Reduces Litigation
- Contributes to Restoring Trust Between Community & Law Enforcement

14
U.S. patents granted

3
Trademarks filed in U.S. and targeted foreign countries

6
Foreign patents granted

55
Countries covered by foreign patents filed

Multiple
U.S and foreign patents allowed and pending

WRAP

DEFINING A SUCCESSFUL BOLAWRAP OUTCOME

A SUCCESSFUL OUTCOME IS WHEN:

BolaWrap® aids in a suspect being taken into custody, without the escalation of force and without significant injury to the suspect or officers.


Subject's arm is wrapped and pinned to his side.
Subject is surprised, giving officers time to rush in
and take him into custody safely,
without inflicting pain or needing to use
higher levels of force.
BolaWrap Deployed
Subject's legs are wrapped and he is startled,
making it safer for officers to close the gap and secure him
without needing to use higher levels of force.

BOLAWRAP DEPLOYMENT IS GROWING



United States
Washington
Montana
North Dakota
South Dakota
Oregon
Idaho
Wyoming
Nebraska
Nevada
Utah
Colorado
Kansas
Las Vegas
San Diego
Phoenix
Tucson
New Mexico
El Paso
Oklahoma
Texas
San Antonio
Houston
New Orleans
Wisconsin
Michigan
Indianapolis
Tennessee
Georgia
Jacksonville
Washington
Victoria

825+

Police agencies in the US and 58 countries currently have BolaWrap® devices.

WRAP REALITY:

IMMERSIVE TRAINING SAVE LIVES

WRAP

WRAP REALITY IS THE FUTURE OF TRAINING TODAY

Cutting-edge virtual reality training technology for law enforcement and security personnel





FULL IMMERSION
Virtual reality brings the "stress" of the real world into the training space (minimum 10' x 10'; maximum 30' x 30')

QUALITY CONTENT
Each module is designed by police training experts

WIDE SPECTRUM OF SKILL SETS
Use of force, de-escalation, conflict resolution, and process and procedure

LARGE LIBRARY OF TRAINING MODULES
More than 36 modules representing a variety of relevant scenarios law enforcement officers face on a regular basis

360 THREAT VECTORS
Danger comes from all directions (e.g., above, and below)

INNOVATION
WRAP Reality has early access to cutting edge technology from some of America's largest, and most prominent technology companies

EASE OF TRANSPORT
Entire system can fit inside of two 3' x 2' x 2' Pelican cases

EASE OF USE
Basic operation can be learned in under an hour

EASE OF INSTALLATION
On-site installation and train-the-trainer sessions



SIGNIFICANT

MARKET OUTLOOK

SIGNIFICANT TOTAL ADDRESSABLE MARKET

NON-LETHAL DEVICE MARKET



$16.1B
2027
$9.0B
2021



900,000
Police officers in the US [1]
12,435,974
Police Officers globally [1]
105,000,000+
Total Addressable Market
75,000,000
Military personnel globally [1]
20,000,000+
Private security workers worldwide [2]

[1] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice

[2] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwideinfographic

BOLA WRAP HAS A LARGE SERVICE ADDRESSABLE MARKET



Potential full market opportunity for BolaWrap®
2023
2024
2025
Domestic
International
5% Total International Penetration
15% Domestic Market Penetration

BolaWrap 150° 3-Year Market Opportunity

5% Current Deployed Agencies	<1% Currently Deployed Officers
18K+ US Police Agencies	11.5M International Police Officers
15% Penetration	5% Penetration
Device Revenue +$175M	+$750M
Annual Cassette Revenue +$ 15M	+$ 60M



CORPORATE STRATEGY

SOLID GO FORWARD STRATEGY

NASDAQ: WRAP wrap.com

WRAP

EXPERIENCED MANAGEMENT TEAM



TJ KENNEDY
CHIEF EXECUTIVE OFFICER

29
YEARS OF EXPERIENCE

FirstNet
Raytheon Technologies
SAIC
Utah Highway Patrol



KEVIN MULLINS
PRESIDENT

31
YEARS OF EXPERIENCE

intrensic
safermobility



CHRIS DEALMEIDA
CHIEF FINANCIAL OFFICER

26
YEARS OF EXPERIENCE

ORION
Continental Airlines
bmc



GLENN HICKMAN
CHIEF OPERATING OFFICER

12
YEARS OF EXPERIENCE

AXON

OUR STRATEGIC ROADMAP FOR SUCCESS

- Execute on comprehensive roadmap focused on sustainable growing revenue, driving strong margins, and supporting long run profitability
- Implement enhanced sales approach for long-term value creation
- Use improved pricing to expand domestically, internationally, and within current departments driving improved margins
- Continue implementing customer success function to maintain customer retention and drive customer expansion and patrol-wide deployment
- Build on recently added inside sales function
- Create additional distributor and partner relationships


BOLA
WRAP
150

OUR GO-TO-MARKET PRIORITIES


WRAP

- Achieving Repeatable and Predictable Sales
- Expanding the Sales Function
- Building Stronger Relationships with Key Distribution Partners
- Focusing on Increasing Sales Successes & Lead Generation
  - Dedicated Inside Sales Function
  - Improved Quota and Commission Structures
  - Better Pipeline Management
  - Sales Commit Discipline
  - Better Sales Funnel Communication

WRAP

ROBUST DISTRIBUTION NETWORK

DISTRIBUTION NETWORK

International
International Distributor Network

49
International Distributors

58
Countries currently with BolaWrap products

58
Countries covered by Distributors

United States
US Distributor Network

13
Distributors

50
States covered by Distributors

120+
Distributor personnel selling BolaWrap products to US law enforcement customers

825+
Police agencies currently testing or carrying BolaWrap in the field

4300+
All time certified officer instructors

WRAP

ROBUST SALES CYCLE CAN TAKE TIME

United States - *decisions made by each department's Chief*





Large Departments Federal Agencies	→	Internal Sales Team Trained by WRAP Training Academy More Decision Makers Longer Sales Cycle Larger Orders
Small Departments	→	Distributor Network Trained By WRAP Training Academy Fewer Decision Makers Shorter Sales Cycle Smaller Orders

International - *decisions made on national level by individual entities*



Large Departments Federal Agencies	→	Distributor Network Trained By WRAP Training Academy Less Decision Makers Low Visibility Sales Cycle Significant Orders


Demonstration
Training
• Initial Purchase
• Pay For Training
Policy Writing
Field Testing
Trainers
Full Agency Deployment
Trained officers are a precursor to sales activity

WRAP

Q3 2022 UPDATE – A QUARTER OF CONTINUED PROGRESS

Strategic Update Deployed

- Strategic Roadmap deployed
- Redesigned go-to-market sales approach
- Connected with all major distributors across the Globe to realign sales process and introduce new management team

Continued to Deploy Products

- Trained law enforcement agencies up 39% YOY
- Certified Officer Instructors up 36% YOY
- More than 1300 agencies trained

Cost Savings Implemented

- Operating Expense down 21% YOY due to cost controls
- Further operating expense reductions made to reduce cash burn
- Reduced workforce to critical components

2022 Year of Transition

- Achieved 54% gross margin in Q3 2022
- Achieving Repeatable and Predictable Sales
- Expanding the Customer Success and Sales Functions
- Committed to the BolaWrap 150® for the next 5-10 years



STRONG

FINANCIAL OUTLOOK

CONTINUING TO BUILD ON HISTORICAL REVENUE GROWTH

Annual Revenue Continues Strong Growth



$7.7M
82% CAGR over Three Years
$3.9M
$4.5M YTD
$0.7M
2019
2020
2021
2022

2022 YTD Revenue Breakdown



$4.5M
2022 YTD REVENUE
Americas 78%
Asia Pacific 12%
EMEA 10%

International Revenue Growth



2021
$4.4
2020
$2.5
2019
$0.2

WRAP FOCUSED ON REDUCING COST AND INCREASING CASH FLOW

As a company, we are focused on improving sales while reducing and eliminating non-critical mission SG&A and R&D costs. In 2022, we have already reduced our OPEX costs by over $5M on an annualized basis.

IMPROVING FUTURE GROSS PROFIT



Gross Profit
$2.0M
2022 YTD Actual
46%
GROSS MARGIN
2023 Target
+50%
GROSS MARGIN

FOCUSED ON REDUCING OPEX COST



$6.0M
$7.7M
$6.7M
$6.0M
$6.1M
$5.2M
$4.8M
<$5M
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
SG&A
R&D
Projected

WRAP

STRONG BALANCE SHEET SUPPORTS FUTURE GROWTH

($ in millions)	09/30/22	12/31/21
Assets		
Current Assets		
Cash & ST Investments	$ 23.7	$ 34.9
Other Current Assets	5.8	6.3
Total Current Assets	$ 29.5	$ 41.2
Other Assets	3.0	3.0
Total Assets	$ 32.5	$ 44.2
Liabilities and Stockholder's Equity		
Liabilities		
Current Liabilities	$ 2.1	$ 2.9
Long-Term Liabilities	0.4	0.1
Total Liabilities	$ 2.5	$ 3.0
Stockholder's Equity	30.0	41.2
Total Liabilities and Stockholder's Equity	$ 32.5	$ 44.2

CORPORATE HIGHLIGHTS

41.13 million
Shares Outstanding
(09/30/2022)

$23.7 million
Cash & Short-term investments
(09/30/2022)

$30.0 million
Stockholders' Equity
(09/30/2022)

$27.3 million
Working Capital
(09/30/2022)

13.9 million
Insider Ownership
(09/30/2022)

$58 million
Market Cap.
(as of 11/08/2022)

WRAP

FOCUSED TARGETS FOR THE FUTURE

QUARTER SALES ABOVE $5M IN 2023

QUARTER OPEX BELOW $5M IN 2023

ADJUSTED QUARTER EBITDA BREAKEVEN IN 2023

QUARTER PROFITABILITY IN 2024



SUMMARY

WRAP

SUMMARY OF KEY CONSIDERATIONS



- We are executing on our strategic roadmap.
- We have improved Gross Margin through manufacturing, improved pricing, and sales process.
- We have reduced Operating Expenses significantly and expect our cash burn to continue to improve.
- We have improved our go to market approach to drive repeatability and scalability.
- We are in a transition year but expect to drive continued success to break even by the end of 2023.
- We have a path to be cash flow positive by the end of 2024.

WRAP®

Wrap Technologies, Inc.
1817 W 4TH STREET
TEMPE, ARIZONA 85281

Wrap Investor Relations
Matt Glover and Tom Colton
Gateway Group, Inc.
949-574-3860

WRAP@gatewayir.com